UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2010

KKR & CO. L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	26-0426107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On September 22, 2010, KKR & Co. L.P. issued a press release announcing the intention of KKR Group Finance Co. LLC, an indirect subsidiary of KKR & Co. L.P., to offer senior notes guaranteed by KKR & Co. L.P., KKR Management Holdings L.P. and KKR Fund Holdings L.P.

A copy of a press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release, dated September 22, 2010, issued by KKR & Co. L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.
	By:	KKR Management LLC, its general partner

Date: September 22, 2010	By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	General Counsel